SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): October 21, 1998

                          GUARDIAN INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         NEVADA                         0-28490                 58-1799634
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                  File Number)         Identification No.)

                              3880 N. 28TH TERRACE
                          HOLLYWOOD, FLORIDA 33020-1118
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (954) 926-5200

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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FORWARD-LOOKING STATEMENTS. In connection with the safe harbor provisions of the
Private Securities Litigation Reform Act of 1995 (the "Reform Act"), the Company is hereby providing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform
Act) made by or on behalf of the Company herein or orally, whether in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, identified through the use of words or phrases such as the Company or management
"believes," "expects," "anticipates," "hopes," words or phrases such as "will result," "are expected to," "will continue," "is anticipated," "estimated," "projection" and "outlook," and words of similar import) are not historical facts and may be forward-looking. Such forward-looking statements involve estimates, assumptions, and uncertainties, and, accordingly, actual results could differ materially from those expressed in the forward-looking statements. Such uncertainties include, among others, the following: (i) the ability of the Company to add additional customer accounts to its account base through acquisitions from third parties, internally generated new accounts and strategic alliances which lend to the Company's appeal as an acquirer; (ii) the level of subscriber attrition, (iii) the availability of capital to the Company relative to certain larger companies in the security alarm industry which have significantly greater capital and resources, (iv) increased false alarm fines and/or the possibility of reduced public response to alarm signals, (v) changes in local, state and federal regulations, (vi) availability of qualified personnel, (vii) competitive factors in the industry, including additional competition from existing competitors or future entrants to the industry, (viii) social and economic conditions (ix) natural disasters and (x) other risk factors described in the Company's reports filed with the Commission from time to time.

         The Company cautions that the factors described above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by or on behalf of the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of such factors. Further, management cannot assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

ITEM 5.   OTHER EVENTS

WESTAR SECURITY, INC. INVESTMENT

Guardian International, Inc. (the "Company") announced that Westar Security, Inc. ("Westar"), a subsidiary of Protection One, Inc. and Western Resources, Inc., has purchased 10,000 shares of Series D 6% Convertible Cumulative Preferred Stock, par value $.001 per share ("Series D Preferred Stock"), of the Company for $10 million.

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The Series D Preferred Stock is non-convertible until the third anniversary of the date of issuance, after which date, the shares are convertible at a rate of
333.3333 shares of Class A Voting Common Stock, par value $.001 per share ("Class A Common Stock"), of the Company for each share of Series D Preferred Stock. Dividends are payable annually either in cash or in additional shares of Series D Preferred Stock. The holders of Series D Preferred Stock have no voting rights until such shares are converted into Class A Common Stock except that the holders of Series D Preferred Stock are allowed to vote on an as-converted basis with the holders of Class A Common Stock under the following circumstances: (i) until the third anniversary of the date of issuance, upon a Change in Control as that capitalized term is defined in the Certificate of Designations; (ii) or at any time the Series D Preferred Stock is outstanding, under an Event of Default by the Company, as that capitalized term is defined in the Certificate of Designations. The holders of Series D Preferred Stock have no redemption rights except upon a Change in Control. After the third anniversary of issuance, the Company can elect to redeem the Series D Preferred Stock for a premium.

The proceeds of the sale of the Series D Preferred Stock will be used to pay down long-term debt, which will position the Company to make further acquisitions and to carry out other corporate purposes including a stock repurchase program.

In addition, Westar has exchanged its existing equity holdings in Guardian (2,980,000 million shares of Class A Common Stock, 2,037,133 million shares of Guardian Series A 9 3/4% Convertible Cumulative Preferred Stock, par value $.001 per share, and 1,704,232 million shares of Guardian Series B 10 1/2% Convertible Cumulative Preferred Stock, par values $.001 per share) for 16,397 shares of Series C 7% Redeemable Preferred Stock, par value $.001 ("Series C Preferred Stock"), of the Company. After giving effect to the transactions, Guardian will have approximately 9.2 million shares Common Stock outstanding, including 634,035 shares of Class B Non-Voting Common Stock, par value $.001 per share.

The Series C Preferred Stock is non-voting and is redeemable on the sixth anniversary of the date of issuance at a liquidation value of $1,000 per share. Dividends are payable quarterly either in cash or in shares of Class A Common Stock. The holders of Series C Preferred Stock have the right to optional redemption upon a Change in Control. At any time after issuance, the Company can elect to redeem the Series C Preferred Stock for a premium.

Westar does not have any right to nominate directors unless and until conversion of the Series D Preferred Stock. After giving effect to the transaction, Westar will own approximately 26% of the outstanding capital stock on an as-converted basis.

STOCK REPURCHASE PROGRAM

The Company's Board of Directors also has authorized the repurchase of up to $1 million of Guardian Class A Common Stock in the open market over the next eighteen months. Repurchase decisions will be based on comparisons of Guardian's trading price as a multiple of common industry performance measurements compared to the selling prices of private security monitoring companies as a multiple of those same parameters.

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In addition to the above-mentioned items, the Company's credit facility with
Heller Financial, Inc. ("Heller") was amended to include Heller's consents (i) to improve the Company's borrowing base calculation; (ii) to allow for the payment of cash dividends on the Series C Preferred Stock; and (iii) to allow for use of funds drawn on the credit facility for the Company's stock repurchase program.

ITEM 7.  EXHIBITS

4.(a)         Amendment to Certificate of the Designations, Voting Powers,
              Preferences and Relative, Participating, Optional and Other
              Special Rights and Qualifications, Limitations or Restrictions of
              the Series A 9 3/4% Convertible, Cumulative Preferred Stock, par
              value $.001 per share, of Guardian International, Inc., filed in the Office of the Secretary of the State of Nevada on October 19,
              1998.
4.(b)         Amendment to Certificate of the Designations, Voting Powers,
              Preferences and Relative, Participating, Optional and Other
              Special Rights and Qualifications, Limitations or Restrictions of
              the Series B 10 1/2% Convertible, Cumulative Preferred Stock, par
              value $.001 per share, of Guardian International, Inc., filed in the Office of the Secretary of the State of Nevada on October 19,
              1998.
4.(c)         Certificate of the Designations, Voting Powers, Preferences and
              Relative, Participating, Optional and Other Special Rights and
              Qualifications, Limitations or Restrictions of Series C Preferred
              Stock, filed in the Office of the Secretary of the State of Nevada on October 21, 1998 designating the third series of Preferred
              Stock of the Company as "Series C 7.00% Redeemable Cumulative
              Preferred Stock, par value $.001 per share".
4.(d)         Certificate of the Designations, Voting Powers, Preferences and
              Relative, Participating, Optional and Other Special Rights and
              Qualifications, Limitations or Restrictions of Series D Preferred
              Stock, filed in the Office of the Secretary of the State of Nevada on October 21, 1998 designating the third series of Preferred
              Stock of the Company as "Series D 6.00% Convertible Cumulative
              Preferred Stock, par value $.001 per share".
10.(a)        Stock Subscription Agreement dated as of October 21, 1998.
10.(b)        Stockholders Agreement dated as of October 21, 1998.
10.(c)        Registration Rights Agreement dated as of October 21, 1998.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    GUARDIAN INTERNATIONAL, INC.

DATED:  November 3, 1998            By:  /S/ RICHARD GINSBURG
                                         ---------------------
                                         Richard Ginsburg
                                         President and Chief Executive Officer


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                                 EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     -----------

4.(a)         Amendment to Certificate of the Designations, Voting Powers,
              Preferences and Relative, Participating, Optional and Other
              Special Rights and Qualifications, Limitations or Restrictions of
              the Series A 9 3/4% Convertible, Cumulative Preferred Stock, par
              value $.001 per share, of Guardian International, Inc., filed in the Office of the Secretary of the State of Nevada on October 19,
              1998.
4.(b)         Amendment to Certificate of the Designations, Voting Powers,
              Preferences and Relative, Participating, Optional and Other
              Special Rights and Qualifications, Limitations or Restrictions of
              the Series B 10 1/2% Convertible, Cumulative Preferred Stock, par
              value $.001 per share, of Guardian International, Inc., filed in the Office of the Secretary of the State of Nevada on October 19,
              1998.
4.(c)         Certificate of the Designations, Voting Powers, Preferences and
              Relative, Participating, Optional and Other Special Rights and
              Qualifications, Limitations or Restrictions of Series C Preferred
              Stock, filed in the Office of the Secretary of the State of Nevada on October 21, 1998 designating the third series of Preferred
              Stock of the Company as "Series C 7.00% Redeemable Cumulative
              Preferred Stock, par value $.001 per share".
4.(d)         Certificate of the Designations, Voting Powers, Preferences and
              Relative, Participating, Optional and Other Special Rights and
              Qualifications, Limitations or Restrictions of Series D Preferred
              Stock, filed in the Office of the Secretary of the State of Nevada on October 21, 1998 designating the third series of Preferred
              Stock of the Company as "Series D 6.00% Convertible Cumulative
              Preferred Stock, par value $.001 per share".
10.(a)        Stock Subscription Agreement dated as of October 21, 1998.
10.(b)        Stockholders Agreement dated as of October 21, 1998.
10.(c)        Registration Rights Agreement dated as of October 21, 1998.